                                                                    EXHIBIT 4.5


SERIES C CONVERTIBLE PREFERRED STOCK        SERIES C CONVERTIBLE PREFERRED STOCK

                           (RENT-A-CENTER, INC. LOGO)

                               RENT-A-CENTER, INC.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

NUMBER                                                     SHARES
PC

THIS CERTIFICATE IS TRANSFERABLE IN                  CUSIP  76009N 40 7
RIDGEFIELD, NJ OR NEW YORK, NY               SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT






is the REGISTERED HOLDER of

FULLY PAID AND NONASSESSABLE SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK, PAR VALUE OF $.01 PER SHARE, OF

RENT-A-CENTER, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Certificate of Incorporation and any amendments thereof, copies of which are on file in the office of the Transfer Agent, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                   DATED:
                                   COUNTERSIGNED AND REGISTERED:
                                        MELLON INVESTORS SERVICES LLC
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                        BY:
                                           -------------------------------------
                                                            AUTHORIZED SIGNATURE

/s/  MITCH FADEL                        /s/  DAVID GLASGOW

PRESIDENT                               SECRETARY

                                        {SEAL)

                               RENT-A-CENTER, INC.

         The Corporation will furnish, without charge, to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        --  as tenants in common                       UNIF GIFT MIN ACT --________ Custodian _______
TEN ENT        --  as tenants by the entireties                                    (Cust)            (Minor)
JT TEN         --  as joint tenants with right                                  Under Uniform Gifts to Minors
                   of survivorship and not as                                   Act__________________________
                   tenants in common                                                         (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
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Please print or typewrite name and address including postal zip code of assignee

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                           Shares of the capital stock represented by the within
--------------------------
Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named Corporation will full power of substitution in the premises.

Dated                                     X
      -----------------------              -------------------------------------
                                                       (Signature)
                                          X
                                           -------------------------------------
                                                       (Signature)
         NOTICE:                           -------------------------------------
THE SIGNATURE(S) TO THIS ASSIGNMENT        THE SIGNATURE(S) MUST BE GUARANTEED
MUST CORRESPOND WITH THE NAME(S)           BY AN ELIGIBLE GUARANTOR INSTITUTION
AS WRITTEN UPON THE FACE OF THE            (BANKS, STOCKBROKERS, SAVINGS AND
CERTIFICATE IN EVERY PARTICULAR            LOAN ASSOCIATIONS AND CREDIT UNIONS
WITHOUT ALTERATION OR ENLARGEMENT          WITH MEMBERSHIP IN AN APPROVED
OR ANY CHANGE WHATEVER.                    SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM), PURSUANT TO S.E.C. RULE
                                           17Ad-15.
                                           -------------------------------------
                                           SIGNATURE(S) GUARANTEED BY:





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